SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2004

IGIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23506	33-0601498
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 West 42nd Street, 7th Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 575-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IGIA, Inc. hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 18, 2004, to delete item 7, appendix 1.1 and appendix 1.2 in their entirety and to add item 9.01 and appendix 1.2, included herewith.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Appendix	1.1 Audited Financial Statements of Tactica International, Inc. for the fiscal years ended February 28, 2003 and 2002*

Appendix	1.2 Audited Financial Statements of Tactica International, Inc. for the fiscal years ended February 29, 2004 and February 28, 2003.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

2.1*	Form of Securities Purchase Agreement and Plan of Reorganization, dated as of June 11, 2004, by and among IGIA, Inc., a Delaware Corporation, Tactica International, Inc., a Nevada corporation and the stockholders of Tactica International, Inc.

3.1*	Certificate of Amendment to Certificate of Incorporation

23.1	Consent of KPMG LLP

*	Previously Filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2004

IGIA, INC.

By:	/s/ KURT STREAMS
Name:	Kurt Streams
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1*	Form of Securities Purchase Agreement and Plan of Reorganization, dated as of June 11, 2004, by and among IGIA, Inc., a Delaware Corporation, Tactica International, Inc., a Nevada corporation and the stockholders of Tactica International, Inc.

3.1*	Certificate of Amendment to Certificate of Incorporation

23.1	Consent of KPMG LLP

*	Previously Filed.

Appendix 1.2

Independent Auditors’ Report

The Board of Directors

Tactica International, Inc.:

We have audited the accompanying balance sheets of Tactica International, Inc. (the Company) as of February 29, 2004 and February 28, 2003, and the related statements of operations, stockholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tactica International, Inc. as of February 29, 2004 and February 28, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KPMG LLP

May 12, 2004

El Paso, Texas

TACTICA INTERNATIONAL, INC.

Balance Sheets

February 29, 2004 and February 28, 2003

	2004	2003
Assets

Cash	$185,244	393,909
Accounts receivable, net	1,323,974	5,094,785
Income tax refund receivable	3,008,174	1,870,231
Inventories	10,589,854	11,187,525
Prepaid expenses	696,441	436,628
Production television costs, net of amortization	428,339	552,311
Deferred tax asset	2,025,473	—

Total current assets	18,257,499	19,535,389

Property and equipment, net of accumulated depreciation	184,773	234,495
Security deposits and other	27,940	54,194
Deferred tax asset	—	133,469
Loans to minority stockholders	4,715,621	4,409,371

Total assets	$23,185,833	24,366,918

Liabilities and Stockholders’ Deficit

Accounts payable	$14,046,366	3,247,222
Accrued expenses	3,159,894	4,940,359
Line of credit – majority stockholder	13,665,109	14,850,319

Total current liabilities	30,871,369	23,037,900

Loan payable – majority stockholder	3,500,000	3,500,000

Total liabilities	34,371,369	26,537,900

Stockholders’ deficit:
Common stock; 1,000 shares authorized, 1,000 shares outstanding	77,000	77,000
Additional paid-in capital	756,480	756,480
Accumulated deficit	(12,019,016)	(3,004,462)

Total stockholders’ deficit	(11,185,536)	(2,170,982)

Total liabilities and stockholders’ deficit	$23,185,833	24,366,918

See accompanying notes to financial statements.

TACTICA INTERNATIONAL, INC.

Statements of Operations

Years ended February 29, 2004 and February 28, 2003

	2004	2003
Net sales	$39,609,912	79,174,392
Cost of goods sold	20,375,709	23,751,341

Gross profit	19,234,203	55,423,051

Operating expenses:
Media advertising	11,603,395	24,835,795
Other	21,123,822	28,101,109

	32,727,217	52,936,904

Operating income (loss)	(13,493,014)	2,486,147

Other income (expense):
Interest expense	(895,993)	(900,474)
Interest income	306,349	321,597
Other, net	348,063	268,986

Total other income (expense)	(241,581)	(309,891)

Income (loss) before income tax	(13,734,595)	2,176,256
Income tax (expense) benefit	4,720,041	(1,023,419)

Net income (loss)	$(9,014,554)	1,152,837

See accompanying notes to financial statements.

TACTICA INTERNATIONAL, INC.

Statements of Stockholders’ Deficit

Years ended February 29, 2004 and February 28, 2003

	Common stock	Additional paid-in capital	Accumulated deficit	Total stockholders’ deficit
Balances, February 28, 2002	$77,000	756,480	(4,157,299)	(3,323,819)
Net income	—	—	1,152,837	1,152,837

Balances, February 28, 2003	77,000	756,480	(3,004,462)	(2,170,982)
Net loss	—	—	(9,014,554)	(9,014,554)

Balances, February 29, 2004	$77,000	756,480	(12,019,016)	(11,185,536)

See accompanying notes to financial statements.

TACTICA INTERNATIONAL, INC.

Statements of Cash Flows

Years ended February 29, 2004 and February 28, 2003

	2004	2003
Cash flows from operating activities:
Net income (loss)	$(9,014,554)	1,152,837
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	77,869	73,232
Accrued interest on loans to minority stockholders	(306,250)	(306,250)
Allowance for doubtful accounts	(1,972,299)	1,308,598
Changes in operating assets and liabilities:
Deferred tax expense	(1,892,004)	774,000
Trade accounts receivable	5,743,109	571,723
Inventories	597,671	(5,693,156)
Prepaid expenses and other assets	(233,125)	349,714
Television production costs and other assets	123,972	(261,305)
Trade accounts payable	10,799,143	(800,926)
Accrued expenses	(1,780,467)	(382,264)
Income taxes payable/receivable	(1,137,943)	(5,275,231)

Net cash provided by (used in) operating activities	1,005,122	(8,489,028)

Cash flows from investing activities:
Purchases of property and equipment	(28,577)	(189,308)

Net cash used in investing activities	(28,577)	(189,308)

Cash flows from financing activities:
Advances on line of credit – majority stockholder	2,362,071	5,358,157
Payments on line of credit – majority stockholder	(3,547,281)	(3,085,696)

Net cash provided by (used in) financing activities	(1,185,210)	2,272,461

Net decrease in cash	(208,665)	(6,405,875)
Cash, beginning of period	393,909	6,799,784

Cash, end of period	$185,244	393,909

Supplemental disclosures:
Interest paid	$3,223,138	2,327,145

See accompanying notes to financial statements.

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

(1)	Summary of Significant Accounting Policies

(a)	General

Tactica International, Inc. (Tactica or the Company) designs, develops, imports, and distributes personal care and household products to major retailers and through direct marketing. We purchase our products from unaffiliated manufacturers, most of which are located in the Peoples’ Republic of China and the U.S. Our financial statements are prepared in U.S. Dollars and in accordance with accounting principles generally accepted in the United States of America. On March 14, 2000, the Company entered into an agreement in which substantially all the assets and liabilities of Tactica International, LLC and Health Direct, LLC (collectively, the Predecessor Company) were transferred to the Company.

(b)	Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. Losses, negative working capital, and negative cash flows raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to obtain suitable interim financing depends on the availability of borrowing capacity, the success of its growth strategy and its future performance, and its ability to raise additional equity capital, each of which is subject to general economic, financial, competitive, legislative, regulatory, and other factors beyond the Company’s control. The inability to obtain financing when required would have a material adverse effect on the Company and the implementation of its growth strategy. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(c)	Revenue Recognition

The Company recognizes revenue when it ships its product to customers. Customers at times request credits for returned product or in connection with incentives such as cooperative advertising agreements. The Company reduces sales or increases selling, general, and administrative expenses, depending on the nature of the credits, for estimated future credits to customers. Management bases such estimates either on historical information about credits issued, relative to total sales, or on specific knowledge of incentives offered to retailers.

(d)	Consideration Paid to Customers

We offer our customers certain incentives in the form of cooperative advertising arrangements, product markdown allowances, trade discounts, cash discounts, and slotting fees. We account for these incentives in accordance with Emerging Issues Task Force Issue No. 01-9, Accounting for Consideration Given by a Vendor to a Customer, (EITF 01-9). In instances where the customer is required to provide us with proof of performance, reductions in amounts received from customers as a result of cooperative advertising programs are included in our Statements of Operations on the line entitled Other. Other reductions in amounts received from customers as a result of cooperative advertising programs are recorded as reductions of Net sales. Markdown allowances, trade discounts, and cash discounts are all recorded as reductions of Net sales. Customer incentives included in Other were $2,033,000 and $1,651,000 for fiscal years 2004 and 2003, respectively.

(Continued)

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

(e)	Shipping and Handling Revenues and Expenses

We report revenue from shipping and handling charges on the Net sales line of our Statements of Operations, in accordance with paragraph 5 of Emerging Issues Task Force Issue 00-10, Accounting for Shipping and Handling Fees and Costs. We only include charges for shipping and handling in Net sales for sales made to direct response customers and retail customers ordering relatively small dollar amounts of product. Our shipping and handling expenses far exceed our shipping and handling revenues. Shipping and handling expenses are included in our Statements of Operations on the Other operating expenses line. Our expenses for shipping and handling totaled $4,574,000 and $6,946,000 during fiscal years ended 2004 and 2003, respectively.

(f)	Advertising Expense

Advertising expense is comprised of media, agency, and production expenses. Advertising expenses are charged to expense in the month in which the advertising first takes place. Certain production costs to produce direct response advertising are capitalized and amortized over the expected life of the advertisement.

(g)	Valuation of Accounts Receivable

Our allowance for doubtful accounts reflects our best estimate of probable losses, determined principally on the basis of historical experience and specific allowances for known troubled accounts.

(h)	Inventories and Cost of Goods Sold

Inventories at February 29, 2004 and February 28, 2003 consist almost entirely of finished goods. We account for inventory using a first-in-first-out system in which we record inventory on our balance sheets at the lower of our cost or net realizable value. A product’s cost is comprised of the amount that we pay our manufacturer for product, tariffs and duties associated with transporting product across national borders and freight costs associated with transporting the product from our manufacturers to our warehouse locations. When circumstances dictate that we use net realizable value in lieu of cost, we base our estimates on expected future selling prices less expected disposal costs. The Cost of goods sold line item on the Statements of Operations is comprised of the book value (lower of cost or net realizable value) of inventory sold to customers during the reporting period.

(i)	Property and Equipment

Property and equipment is capitalized at cost and depreciated using the straight-line method over the estimated useful lives of the various assets. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of property and equipment sold or otherwise retired and the related accumulated depreciation is removed from the accounts, with any resulting gain or loss included in results from operations.

(Continued)

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

(j)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying value amounts of existing assets and liabilities and their respective tax bases, as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(k)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(l)	Reclassification

Certain amounts have been reclassified in the prior year to conform with the current presentation.

(m)	New Accounting Guidance

On April 30, 2003, the FASB issued FASB Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, (SFAS 149). These amendments clarify the definition of derivatives, expand the nature of exemptions from Statement 133, clarify the application of hedge accounting when using certain instruments and modify the cash flow presentation of derivative instruments that contain financing elements. The Statement clarifies the accounting for option-based contracts used as hedging instruments in a cash flow hedge of the variability of the functional-currency-equivalent cash flows for a recognized foreign-currency-denominated asset or liability that is re-measured at spot exchange rates. This approach was issued to alleviate income statement volatility that is generated by the mark-to-market accounting of an option’s time value component. This Statement is effective for all derivative transactions and hedging relationships entered into or modified after June 30, 2003. We currently do not have any derivative instruments nor have we engaged in hedging activities that are covered under this statement.

In May 2003, the FASB issued FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, (SFAS 150). This statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that issuers classify as liabilities a financial instrument that is within its scope as a liability because that financial instrument embodies an obligation of the issuer. This Statement does not affect the timing of recognition of financial instruments as contingent consideration nor does it apply to obligations

(Continued)

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

under stock-based compensation arrangements if those obligations are accounted for under APB Opinion No. 25. We are still reviewing the effects of SFAS 150 on our financial statements. We currently do not have any financial instruments that are covered under this statement.

In December 2003, the FASB issued FASB Interpretation No. 46R (FIN 46R), Consolidation of Variable Interest Entities, (FIN 46R). FIN 46R replaces the same titled FIN 46 that was issued in January 2003. FIN 46R identifies when entities must be consolidated with the financial statements of a company where the investors in an entity do not have the characteristics of a controlling financial interest or the entity does not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. Application of this Interpretation is effective for any financial statements we issue after December 15, 2003. We have no interests in any entities, therefore, FIN 46R had no effect on our financial statements.

(2)	Accounts Receivable and Income Taxes Receivable

Accounts receivable was comprised of the following at February 29, 2004 and February 28, 2003:

	2004	2003
Accounts receivable	$3,369,382	9,112,492
Less allowance for doubtful accounts	(2,045,408)	(4,017,707)

Accounts receivable, net	$1,323,974	5,094,785

Income taxes receivable was comprised of the following at February 29, 2004:

Federal	$3,001,758
New York State	6,012
New York City	404

$3,008,174

(Continued)

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

(3)	Property and Equipment

A summary of property and equipment at February 29, 2004 and February 28, 2003 was as follows:

	Useful lives (years)	2004	2003
Furniture and fixtures	7	$50,318	48,718
Leasehold improvements	10	42,150	43,122
Showroom	7	47,971	47,971
Computer equipment	5	265,300	250,628
Office equipment	5	64,505	66,007
Computer software	3	58,835	45,633
Vehicles	5	21,264	21,264

		550,343	523,343

Less accumulated depreciation		(365,570)	(288,848)

		$184,773	234,495

(4)	Income Taxes

The Company’s effective tax rate differed from the statutory federal income tax rate at February 29, 2004 and February 28, 2003 due to the following:

	2004	2003
Income tax at statutory rate	35.0	35.0
State and local income tax provision	10.0	10.0
Valuation allowance	(12.9)	—
Other	2.3	2.0

Effective tax rate	34.4	47.0

(Continued)

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

The tax effects of significant temporary differences representing deferred tax assets at February 29, 2004 and February 28, 2003 were as follows:

	2004	2003
Uniform capitalization adjustment, depreciation, and amortization	$(943,493)	(764,419)
Net operating loss carryforwards	4,297,788	95,263
Allowance for doubtful accounts	206,739	552,221
Accrued bonus	—	139,783
Unearned revenue	221,051	96,203
Other	13,581	14,418

	3,795,666	133,469

Valuation allowance	(1,770,193)	—

Net deferred tax assets	$2,025,473	133,469

At February 29, 2004, the Company had net operating loss carry forwards of approximately $5,957,000, which will be fully realized during the year ending February 28, 2005. The realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Based on the purchase of the 55% interest of the majority stockholder, along with the debt forgiveness of the $17,161,000 of secured debt and accrued interest, management expects a positive effect on future levels of taxable income. With this, Tactica expects the realization of the majority, or all, of the deferred tax asset.

As of the end of fiscal year 2004, the net operating loss carryforwards included in the gross deferred tax asset totaling $4,297,788 will expire if not utilized by fiscal year 2024.

The components of income tax benefit (expense) were as follows:

	2004	2003
Current	$1,057,844	(249,419)
Deferred	3,662,197	(774,000)

	$4,720,041	(1,023,419)

(Continued)

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

(5)	Line of Credit – Majority Stockholder

The Company had a $17,500,000 line of credit with the 55% stockholder in the Company expiring on March 14, 2005. Borrowings under the line of credit bore interest at the prime rate (4.0% and 4.25% at February 29, 2004 and February 28, 2003, respectively). Borrowings under the line of credit at February 29, 2004 and February 28, 2003 were $13,665,109 and $14,850,319, respectively. The unpaid balance and interest on the line of credit has a maturity date of March 14, 2005. The line of credit contains covenants requiring minimum working capital, net worth, cash flow from operations, and earnings before interest, taxes, depreciation, and amortization (EBITDA). At February 29, 2004 and February 28, 2003, the Company was not in compliance with certain of these covenants. Under the provisions of the related loan agreement, the related party could have declared the loans in default and demanded immediate payment. Accordingly, the line of credit has been classified as a current liability at February 29, 2004 and February 28, 2003. See note 9.

(6)	Note Payable – Majority Stockholder

As of February 29, 2004 and February 28, 2003 the Company had a note payable to the 55% stockholder in the Company. Interest was due quarterly at a rate of 8.75% per annum. The loan was due and payable on March 14, 2005. See note 9.

(7)	Commitments and Contingencies

Beginning in July 2003, the Company leases its office facilities under a noncancelable operating lease expiring in February 2006. Rent expense for years ended February 29, 2004 and the year ended February 28, 2003 was $823,446 and $760,691, respectively.

Future remaining minimum rentals for noncancelable operating leases with terms in excess of one year as of February 29, 2004 were as follows:

2005	$778,887
2006	778,887

$1,557,774

Included in the results of operations for the years ended February 29, 2004 and February 28, 2003 and in accrued expenses at February 29, 2004 and February 28, 2003 are costs incurred or accrued related to litigation and contingencies arising in the normal course of business. Management believes that amounts accrued are adequate as of February 29, 2004 and February 28, 2003 and that any additional costs that may result from resolution of these contingencies would not have a material effect on the Company’s financial position, results of operations, or cash flows.

(Continued)

TACTICA INTERNATIONAL, INC.

Notes to Financial Statements

February 29, 2004 and February 28, 2003

(8)	Related Party Transactions

The Company loaned the three minority stockholders of the Company a total of $3,500,000 on March 14, 2000. The loans bore interest at 8.75% per annum. All principal and unpaid interest on the loans is due and payable March 14, 2005.

During 2002 and part of 2003, the Company occupied office space leased by an entity in which the minority stockholders have an interest. During the years ended February 29, 2004 and February 28, 2003, the Company paid approximately $-0- and $121,000, respectively, for rent on behalf of such entity.

(9)	Subsequent Events

On April 29, 2004, the Company and its stockholders entered into a series of transactions that consolidated ownership of Tactica and reduced the working capital deficiency. The stockholder-operating managers, who collectively owned a 45% interest in the Company, contributed $3,050,000 in marketable securities to Tactica. The majority stockholder transferred its 55% interest in Tactica to the stockholder-operating managers and accepted the marketable securities and rights to certain Tactica tax refunds and intellectual properties in full satisfaction of $17,161,000 owed by Tactica under the secured line of credit and loan payable. In connection with these transactions, the Company’s loans to the minority stockholders were eliminated.